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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 23, 2004

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                          FIRST SENTINEL BANCORP, INC.
             (Exact name of registrant as specified in its charter)

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           Delaware                      000-23809              22-3566151
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)

           1000 Woodbridge Center Drive, Woodbridge, New Jersey 07095 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (732) 726-9700

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEMS 1 THROUGH 4, 6, 8, 9, 10, 11 AND 12.  NOT APPLICABLE.

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

      On June 23, 2004, First Sentinel Bancorp, Inc. ("First Sentinel") and Provident Financial Services, Inc. ("Provident") issued a press release announcing Annual Meeting results, stockholder approval of the merger and receipt of final regulatory approval of the merger.

      The joint press release issued by Provident and First Sentinel is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits

            The following Exhibits are filed as part of this Report:

            Exhibit No.   Description
            -----------   -----------

            99.1          Press Release, dated June 23, 2004, announcing
                          Annual Meeting results, stockholder approval of merger and final regulatory approval of the merger.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FIRST SENTINEL BANCORP, INC.

                                      By: /s/ Christopher Martin
                                          --------------------------------------
                                          Christopher Martin
                                          President and Chief Executive Officer

Dated: June 23, 2004


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                                  EXHIBIT INDEX

Exhibit Number    Description
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    99.1          Press Release, dated June 23, 2004, announcing Annual Meeting results, stockholder approval of merger and final regulatory approval of the merger


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